EXHIBIT 10.3

MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT
 (Amendment No. 6 to Amended and Restated Credit Agreement)
This Master Assignment and Acceptance Agreement (this "Assignment Agreement") is entered into as of March 24, 2017, among each Person identified on the signature pages hereof as an "Assignor" (each, an "Assignor"), each Person identified on the signature pages hereof as an "Assignee" (each, an "Assignee"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent.
1. Reference is made to (i) an Amended and Restated Credit Agreement, dated as of April 7, 2014, by and among Pac‑Van, Inc., an Indiana corporation ("Pac-Van"), Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star"), GFN Realty Company, LLC, a Delaware limited liability company ("GFNRC"), Southern Frac, LLC, a Texas limited liability company ("Southern Frac"), the Affiliates of Pac‑Van, Lone Star, GFNRC, and Southern Frac party thereto as "Borrowers" (collectively, with Pac‑Van, Lone Star, GFNRC, and Southern Frac, "Borrowers"), the Lenders from time to time a party thereto, and Agent (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the "Credit Agreement"); and (ii) an Amendment No. 6 to Amended and Restated Credit Agreement dated as of the date of this Assignment Agreement among the Persons identified on the signature pages thereof as Lenders, Agent, and the Borrowers signatory thereto (the "Amendment"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or, if not defined in the Credit Agreement, in the Amendment.
2. In accordance with the terms and conditions of Section 13 of the Credit Agreement, each Assignor hereby sells and assigns to each applicable Assignee, and each applicable Assignee hereby purchases and assumes from such Assignor, that interest in and to such Assignor's rights and obligations under the Loan Documents as of the date hereof (but before giving effect to the Amendment) with respect to the applicable Obligations owing to such Assignor, and such Assignor's applicable portion of the Commitments, all to the extent specified on Annex I.
3. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of each interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations, or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any Guarantor or the performance or observance by any Borrower or any Guarantor of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the applicable Purchase Price on Annex I represents the amount owed by Borrowers to such  Assignor with respect to such Assignor's share of the applicable Revolving Loans assigned to the applicable Assignee hereunder, as reflected on such Assignor's books and records.
4. Each Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance upon Agent, any Assignor, or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (e) as applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to such Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.
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5. Each Assignor and each Assignee (a) acknowledges that this Assignment Agreement is intended to become effective immediately before, but substantially concurrently with, the effectiveness of the Amendment; (b) acknowledges and agrees the Settlement Date (as defined below) with respect to each assignment hereunder is intended to be the same date; (c) acknowledges and agrees that the Commitments assigned hereunder are unadjusted Commitments under the Credit Agreement as in effect immediately before giving effect to the Amendment; and (d) acknowledges and agrees that the amount of each unadjusted Commitment assigned hereunder will, effective upon the effectiveness of this Assignment Agreement and the effectiveness of the Amendment, be adjusted (and be deemed to have been adjusted) to be the applicable amount set forth in Annex I.
6. Agent hereby waives receipt of the processing fee described in Section 13.1(a)(ii)(F) of the Credit Agreement with respect to each assignment to be effected hereunder.
7. Following the execution of this Assignment Agreement by each Assignor, each Assignee, and Agent, this Assignment Agreement will be deemed delivered to Agent for recording by Agent. The effective date of this Assignment Agreement (the "Settlement Date") shall be the latest to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, (b) the date of receipt of any required consent of Agent, (c) the date of receipt by Agent in immediately available funds of all amounts to be made available to Agent pursuant to Section 9 below, so long as all such amounts are received by Agent not later than noon (Chicago time) on such date (or any later time on such date agreed to by Agent in its sole discretion), and (d) the first Business Day after the date of receipt by Agent in immediately available funds of all amounts to be made available to Agent pursuant to Section 9 below, if any such amounts are received by Agent later than noon (Chicago time) on such date of receipt (or any later time on such date agreed to by Agent in its sole discretion). Each Assignor and each Assignee acknowledges that the Settlement Date will occur substantially concurrently with, but immediately before, the Amendment No. 6 Effective Date.
8. As of the Settlement Date (a) each Assignee shall, if not already a party to the Credit Agreement, be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) each Assignor shall, to the extent of the interests assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents, provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender's obligations under Section 15 and Section 17.9(a) of the Credit Agreement.
9. On or before the Settlement Date, each Assignee shall make available to Agent in immediately available funds, to Agent's Account, not later than noon (Chicago time) on the Business Day that is the requested Settlement Date, an amount equal to the applicable Purchase Price to be paid by such Assignee to each applicable Assignor (as set forth in Annex I). After Agent's receipt of all such amounts from all Assignees with respect to all applicable Assignors, Agent shall, on behalf of each Assignee as payment of each applicable Purchase Price to be paid by such Assignee to each applicable Assignor, make available to each applicable Assignor an amount equal to the applicable Purchase Price to be paid by such Assignee to such Assignor (as set forth in Annex I) by transferring immediately available funds equal to that amount from such amounts received from such Assignee to such Assignor in accordance with the payment instructions set forth in Annex I. From and after the Settlement Date, Agent shall make all payments that are due and payable to the applicable holder of each interest assigned hereunder (including payments of principal, interest, fees, and other amounts) to the applicable Assignor for amounts which have accrued up to but excluding the Settlement Date and to the applicable Assignee for amounts which have accrued from and after the Settlement Date. On or before the Settlement Date, each Assignor shall make available to Agent in immediately available funds, to Agent's Account, not later than noon (Chicago time) on the Business Day that is the requested Settlement Date, an amount equal to the portion of any interest, fee, or any other charge that was paid to such Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to each applicable Assignee with respect thereto, to the extent that such interest, fee, or other charge relates to the period of time from and after the Settlement Date. After Agent's receipt of all such amounts from all Assignors with respect to all applicable Assignees, Agent shall, on behalf of each Assignor as payment of each such amount to be paid by such Assignor to each applicable Assignee, make available to each applicable Assignee an amount equal to the applicable such amount to be paid by such Assignor to such Assignee by transferring immediately available funds equal to that amount from such amounts received from such Assignor to such Assignee in accordance with the payment instructions set forth in Annex I.
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10. By its execution of the acceptance hereto, effective upon the effectiveness of this Assignment Agreement and the assignments hereunder, Administrative Borrower, on behalf of Borrowers, hereby absolutely, fully, unconditionally, and irrevocably, releases, relieves, absolves, acquits, and discharges each Assignor that, after giving effect to this Assignment Agreement and the assignments hereunder, will no longer be a Lender and such Assignor's respective successors, shareholders, predecessors, affiliates, assigns, officers, directors, employees, attorneys, and agents from any and all claims, actions, causes of action, suits, judgments, damages, debts, obligations, settlements and demands of any nature whatsoever, present and future, known or unknown, absolute or contingent, arising on or prior to the effectiveness of this Assignment Agreement and the assignments hereunder in connection with the transactions of Borrowers with such Assignor under or in connection with the Credit Agreement or any of the other Loan Documents.
11. This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Assignment Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.
12. THIS ASSIGNMENT AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE MUTATIS MUTANDIS.
[Signature pages to follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Master Assignment and Acceptance Agreement (including Annex I hereto) to be executed by their respective authorized signatories, as of the first date written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Assignor
By:	/s/ Brian Hynds
Name:	Brian Hynds
Its Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent
By:	/s/ Brian Hynds
Name:	Brian Hynds
Its Authorized Signatory

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

HSBC BANK USA, NATIONAL ASSOCIATION, as an Assignor
By:	/s/ Thomas L. Nolan
Name:	Thomas L. Nolan
Its Authorized Signatory

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

CAPITAL ONE BUSINESS CREDIT CORP., as an Assignor
By:	/s/ Laurel Vanney
Name:	Laurel Vanney, VP
Its Authorized Signatory

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

EAST WEST BANK, as an Assignee
By:	/s/ Nima Rassouli
Name:	Nima Rassouli
Its Authorized Signatory

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

CIT BANK, N.A., f/k/a OneWest Bank N.A., successor in interest to OneWest Bank, FSB, as an Assignee
By:	/s/ Christopher J. Esposito
Name:	Christopher J. Esposito
Its Authorized Signatory

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

THE PRIVATEBANK AND TRUST COMPANY, as an Assignee
By:	/s/ Scott Dvornik
Name:	Scott Dvornik
Its Authorized Signatory

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

KEYBANK, NATIONAL ASSOCIATION, as an Assignee
By:	/s/ Nadine M. Eames
Name:	Nadine M. Eames
Its Authorized Signatory

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

BANK HAPOALIM B.M., as an Assignee
By:	/s/ Lenroy Hackett
Name:	Lenroy Hackett, Senior Vice President
Its Authorized Signatory

By:	/s/ Elliot Winter
Name:	Elliot Winter, Senior Vice President
Its Authorized Signatory

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

Accepted this 24th day of March 2017:

PAC-VAN, INC., as Administrative Borrower on behalf of Borrowers
By: /s/ Christopher A. Wilson
Name: Christopher A. Wilson
Title: Secretary

Signature page to Master Assignment and Acceptance Agreement (Pac-Van)

ANNEX I
Assignments:
Assignor	Assignee	Assigned amount of Revolving Loans	Assigned amount of Revolver Commitment (unadjusted)	Assigned amount of Revolver Commitment (adjusted)	Purchase Price
Assignments by Wells Fargo Bank, National Association
Wells Fargo Bank, National Association	East West Bank	$584,025.38	$4,863,636.36	$3,890,909.09	$584,025.38
	CIT Bank, N.A.	$180,619.92	$1,215,909.09	$972,727.27	$180,619.92
	The PrivateBank and Trust Company	$74,261.85	$364,772.73	$291,818.18	$74,261.85
	KeyBank, National Association	$292,012.69	$2,431,818.18	$1,945,454.55	$292,012.69
	Bank Hapoalim B.M.	$219,009.52	$1,823,863.64	$1,459,090.91	$219,009.52
Subtotals:		$1,349,929.36	$10,700,000.00	$8,560,000.00	$1,349,929.36
Assignments by HSBC Bank USA, National Association
HSBC Bank USA, National Association	East West Bank	$24,237,114.50	$31,500,000.00	$25,200,000.00	$24,237,114.50
	CIT Bank, N.A.	$7,495,745.54	$7,875,000.00	$6,300,000.00	$7,495,745.54
	The PrivateBank and Trust Company	$3,081,874.47	$2,362,500.00	$1,890,000.00	$3,081,874.47
	KeyBank, National Association	$12,118,557.25	$15,750,000.00	$12,600,000.00	$12,118,557.25
	Bank Hapoalim B.M.	$9,088,917.94	$11,812,500.00	$9,450,000.00	$9,088,917.94
Subtotals:		$56,022,209.70	$69,300,000.00	$55,440,000.00	$56,022,209.70
Assignments by Capital One Business Credit Corp.
Capital One Business Credit Corp.	East West Bank	$10,492,253.60	$13,636,363.64	$10,909,090.91	$10,492,253.60
	CIT Bank, N.A.	$3,244,910.33	$3,409,090.91	$2,727,272.73	$3,244,910.33
	The PrivateBank and Trust Company	$1,334,144.32	$1,022,727.27	$818,181.82	$1,334,144.32
	KeyBank, National Association	$5,246,126.80	$6,818,181.82	$5,454,545.45	$5,246,126.80
	Bank Hapoalim B.M.	$3,934,595.10	$5,113,636.36	$4,090,909.09	$3,934,595.10
Subtotals:		$24,252,030.15	$30,000,000.00	$24,000,000.00	$24,252,030.15

Annex I

Notice and Payment Instructions, etc.:
Wells Fargo Bank, National Association:	HSBC Bank USA, National Association:	Capital One Business Credit Corp.:	East West Bank:
Notice Wells Fargo Bank, National Association 10 S. Wacker Drive, 13th Floor MAC N8405-131 Chicago, Illinois 60606 Attn: Loan Portfolio Manager (Pac Van)	Notice HSBC Bank USA N.A. 452 Fifth Avenue New York, NY 10018 Attention: Kahy VanRemmen	Notice Capital One Bank 275 Broadhollow Road Melville, NY 11747	Notice East West Bank 135 N. Los Robles Avenue, 6th Floor Pasadena, CA 91101 Attention: Nima Michael Rassouli
Payment instructions Bank name: Wells Fargo Bank, N.A. City/State: San Francisco, CA ABA no.: * Acct. name: Wells Fargo Bank, N.A. Acct. no: * Reference: Pac-Van	Payment instructions Bank name: HSBC Bank USA NA City/State: New York, NY ABA no.: * Acct. name: HSBC Bank USA NA ABL Group Acct. no: * Reference: Pac Van Inc	Payment instructions Bank name: Capital One City/State: Melville, NY ABA no.: * Acct. name: Capital One Business Credit Acct. no: * Reference: PAC-VAN	Payment instructions Bank name: East West Bank City/State: ABA no.: * Acct. name: Loan Servicing Dept Acct. no: * Reference: GFN-LN 9034660116

CIT Bank, N.A.:	The PrivateBank and Trust Company:	KeyBank, National Association:	Bank Hapoalim B.M.:
Notice CIT Bank, N.A. 11 West 42nd Street, 13th Floor New York, NY 10096 Attention: Craig Hopper	Notice The PrivateBank and Trust Company 201 N. Illinois Street, 16th floor Indianapolis, IN 46204 Attention: Scott Dvornik	Notice KeyBank, National Association 127 Public Square Cleveland, OH 44114 Attention: Nadine Eames	Notice Bank Hapoalim B.M. 555 South Flower Street, #4210 Los Angeles, CA 90071 Attention: Steve Brennan
Payment instructions Bank name: JP Morgan Chase City/State: New York, NY ABA no.: * Acct. name: CIT Bank, N.A. Acct. no: * Reference: Pac-Van	Payment instructions Bank name: The PrivateBank and Trust Company City/State: Chicago, IL ABA no.: * Acct. name: Loan Control Acct. no: * Reference: Pac-Van Attention: Syndication Team	Payment instructions Bank name: KeyBank National Association City/State: Cleveland, OH ABA no.: * Acct. name: Key Agency Services Acct. no: * Reference: Pac-Van, Inc.	Payment instructions Bank name: BHI City/State: New York, NY ABA no.: * Acct. name: Loan Operations Acct. no: *

Annex I